  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 18, 2000.

                     SECURITIES ACT FILE NO. 333-________

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                              ___________________

                                   FORM N-14
                            REGISTRATION STATEMENT
                                     UNDER
                        THE SECURITIES ACT OF 1933  [X]

                       PRE-EFFECTIVE AMENDMENT NO.  [  ]

                      POST-EFFECTIVE AMENDMENT NO.  [  ]

                      SMITH BARNEY INVESTMENT FUNDS INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   388 GREENWICH STREET, NEW YORK, NY  10013
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (800) 451-2010
                 (REGISTRANT'S AREA CODE AND TELEPHONE NUMBER)

                               HEATH B. MCLENDON

                         SSB CITI FUND MANAGEMENT LLC

                             388 GREENWICH STREET

                              NEW YORK, NY 10013

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                WITH COPIES TO:

 BURTON M. LEIBERT, ESQ.                              CHRISTINA T. SYDOR, ESQ.
WILLKIE FARR & GALLAGHER                            SSB CITI FUND MANAGEMENT LLC
  787 SEVENTH AVENUE                                    388 GREENWICH STREET
NEW YORK, NY  10019-6099                                 NEW YORK, NY  10013

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Registrant proposes that the Registration Statement become effective October 18, 2000 pursuant to Rule 488 under the Securities Act of 1933, as amended.

                     TITLE OF SECURITIES BEING REGISTERED:
           Shares of common stock ($.001 par value) of the Registrant
                              ___________________

     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).


================================================================================

                                     PART A

             INFORMATION REQUIRED IN THE PROXY STATEMENT/PROSPECTUS

                      SMITH BARNEY INVESTMENT FUNDS INC.

              Smith Barney Hansberger Global Small Cap Value Fund

                             388 Greenwich Street

                           New York, New York  10013

                                                                 _________, 2000

Dear Shareholders:

     You are being asked to vote on a Plan of Reorganization whereby all of the assets of the Smith Barney Hansberger Global Small Cap Value Fund (the "Fund"), a series of Smith Barney Investment Funds Inc. ("Investment Funds"), would be transferred in a tax-free reorganization to Smith Barney Hansberger Global Value Fund (the "Acquiring Fund"), also a series of Investment Funds, in exchange for shares of the corresponding class of common stock of the Acquiring Fund. If the Plan of Reorganization is approved and consummated, you would no longer be a shareholder of the Fund, but would become a shareholder of the corresponding class of the Acquiring Fund, which has similar investment objectives and policies to your Fund, except as described in the Proxy Statement/Prospectus.

     AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD HAVE APPROVED THE PROPOSED REORGANIZATION. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

     Your vote is important. PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. For more information, please call 1-800-451-2010. If you prefer, you can fax the proxy card (both sides) to (800) _________ or vote by telephone by calling (800) _________ using the xx-digit control number located on your proxy card. The Fund may also solicit proxies from shareholders by letter, telephone and/or telegraph. Voting by fax or telephone will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

     Whichever voting method you choose, please read the full text of the accompanying Proxy Statement/Prospectus before you vote.

Respectfully,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman of the Board, President and Chief Executive Officer
Smith Barney Investment Funds Inc.

     WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                      SMITH BARNEY INVESTMENT FUNDS INC.

              Smith Barney Hansberger Global Small Cap Value Fund

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of Smith Barney Investment Funds Inc. (the "Corporation"), on behalf of its series, the Smith Barney Hansberger Global Small Cap Value Fund (the "Fund"), will be held at the offices of SSB Citi Fund Management LLC, 7 World Trade Center, Mezzanine Level, New York, New York 10048, on November 22, 2000, at ______ a.m./p.m., Eastern time, for the following purposes:

          PROPOSAL 1:  To approve the Corporation's Plan of Reorganization providing for (i) the acquisition of all of the assets and liabilities of the Fund by Smith Barney Hansberger Global Value Fund (the "Acquiring Fund"), also a series of the Corporation, (ii) the amendment of the Corporation's Charter reclassifying all shares of the Fund as shares of the Acquiring Fund, and (iii) the accomplishment of the reclassification by the issuance of shares of the Acquiring Fund to shareholders of the Fund.

          PROPOSAL 2:  To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

     Holders of record of shares of the Fund at the close of business on October 13, 2000 are entitled to vote at the Special Meeting and at any adjournments thereof.

     If the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's outstanding shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For more information, please call 1-800-451-2010.

                                     By Order of the Board of Directors
                                        /s/ Christina T. Sydor
                                            Christina T. Sydor
                                            Secretary
    October __, 2000

     IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                               TABLE OF CONTENTS


PROPOSAL:  APPROVAL OF PLAN OF REORGANIZATION.........................   3
SYNOPSIS..............................................................   4
INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND AND THE FUND..   6
INVESTMENT MANAGEMENT FEES AND EXPENSES...............................   8
DISTRIBUTION OF SHARES AND OTHER SERVICES.............................  12
PURCHASE, REDEMPTION AND EXCHANGE INFORMATION.........................  13
DIVIDENDS AND OTHER DISTRIBUTIONS.....................................  13
TAX CONSEQUENCES......................................................  13
PRINCIPAL INVESTMENTS AND RISK FACTORS................................  13
THE PROPOSED REORGANIZATION...........................................  20
REASONS FOR THE PROPOSED REORGANIZATION...............................  21
DESCRIPTION OF THE SECURITIES TO BE ISSUED............................  23
FEDERAL INCOME TAX CONSEQUENCES.......................................  24
LIQUIDATION AND TERMINATION OF SERIES.................................  25
PORTFOLIO SECURITIES..................................................  25
PORTFOLIO TURNOVER....................................................  25
CAPITALIZATION AND PERFORMANCE........................................  26
ADDITIONAL INFORMATION ABOUT THE FUNDS................................  27
INTERESTS OF CERTAIN PERSONS..........................................  27
ADDITIONAL INFORMATION................................................  28

ADDITIONAL MATERIALS

     The following additional materials, which have been incorporated by reference into the Statement of Additional Information dated October __, 2000 relating to this Prospectus/Proxy Statement and the Reorganization, will be sent to all shareholders of the Fund requesting a copy of such Statement of Additional Information.

     1. The Statement of Additional Information for the Acquiring Fund and the Fund, dated August 28, 2000.

     2. Annual Reports of the Acquiring Fund and the Fund for the year ended April 30, 2000.

Merger Q&A
Smith Barney Hansberger Global Small Cap Value Fund into Smith Barney Hansberger Global Value Fund

The enclosed materials include a combined Prospectus/Proxy Statement containing information you need to make a more informed decision. However, we thought it would also be helpful for you to have, at the start, answers to some of the important questions you might have about the proposed reorganization.

We hope you find these explanations useful as you review your materials before voting. For more detailed information about the proposed reorganization, please refer to the combined enclosed Prospectus/Proxy Statement.

What will happen to my shares if the proposed reorganization is approved? You will become a shareholder of the Smith Barney Hansberger Global Value Fund on or about December 1, 2000 ("Closing Date") and will no longer be a shareholder of the Smith Barney Hansberger Global Small Cap Value Fund, which will be terminated pursuant to the proposed reorganization. You will receive shares of the Smith Barney Hansberger Global Value Fund with a total net asset value equal to the total net asset value of your investment in the Smith Barney Hansberger Global Small Cap Value Fund at the time of the transaction.

What is the key reason for this fund reorganization?

Smith Barney Hansberger Global Small Cap Value Fund has been unable to attract a substantial asset base since its inception. This fund's small size has hindered the portfolio management flexibility of its adviser and resulted in higher total annual operating expenses for its shareholders. The proposed reorganization will create one single larger sized fund and is expected to provide shareholders of the Smith Barney Hansberger Global Small Cap Value Fund with a fund that has lower total annual operating expenses. The Funds' manager, SSB Citi Fund Management LLC ("SSB Citi"), believes that a larger asset base could provide portfolio management benefits such as greater diversification and the ability to command more attention from brokers and underwriters. The proposed reorganization is also part of a broader initiative by SSB Citi to restructure more efficiently its mutual fund product offerings.

Do the funds have similar investment objectives?

Yes. Both funds have identical investment objectives and substantially similar policies and pursue their objectives in a substantially similar manner. Thomas
L. Hansberger, Ronald W. Holt, Francisco J. Alzuru, and Charles F. Gulden of Hansberger Global Investors, Inc., the sub-investment adviser to each Fund, are responsible for the day-to-day management of the portfolio of the Smith Barney Hansberger Global Value Fund. This team has over __ years of securities business experience.

The principal investment objective of both funds is to seek long-term capital growth. However, the investment practices and limitations of each Fund (and related risks) are not identical. For additional information regarding the differences between the two funds, please refer to the enclosed proxy statement.

What are the tax consequences of this proposed reorganization?

Subject to shareholder approval, the proposed fund reorganization will not be a taxable event. Shareholders will not realize any capital gain or loss as a direct result of the proposed reorganization.

Will I enjoy the same privileges as a shareholder of the Smith Barney Hansberger Global Value Fund that I currently have as a shareholder of the Smith Barney Hansberger Global Small Cap Value Fund?

Yes. You will continue to enjoy the same shareholder privileges such as systematic investment, automatic cash withdrawal and dividend reinvestment as well as access to professional service representatives.

How does the Board of Directors recommend I vote?

The Directors recommend that you vote FOR the reorganization. The Directors believe the reorganization is in the best interest of the Smith Barney Hansberger Global Small Cap Value Fund and its shareholders.

Why is my vote important?

Shareholders have a responsibility to vote on important matters affecting their fund investments. No matter how many shares you own, your vote --- and its timeliness--are also important. Please complete and sign the enclosed proxy card today!

Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

                SUBJECT TO COMPLETION, DATED SEPTEMBER 18, 2000

                           PROXY STATEMENT/PROSPECTUS

                              388 Greenwich Street

                           New York, New York  10013

                                 (800) 451-2010

                                October __, 2000

                       RELATING TO THE ACQUISITION BY THE

       SMITH BARNEY HANSBERGER GLOBAL VALUE FUND (THE "ACQUIRING FUND"),

      A SERIES OF SMITH BARNEY INVESTMENT FUNDS INC. ("INVESTMENT FUNDS")


   OF THE ASSETS OF SMITH BARNEY HANSBERGER GLOBAL SMALL CAP VALUE FUND (THE
                                    "FUND"),

                       ALSO A SERIES OF INVESTMENT FUNDS.

     General. This Proxy Statement/Prospectus is furnished to shareholders of the Fund in connection with a proposed reorganization in which all of the assets of the Fund would be acquired by the Acquiring Fund, in exchange solely for voting shares of the corresponding class of shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Fund (collectively, the "Reorganization"). The Reorganization will be accomplished pursuant to an amendment to the Investment Funds' Charter that will reclassify shares of the Acquired Fund into shares of the Acquiring Fund. As a result of the Reorganization, each shareholder of the Fund would receive that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund held as of the close of business on the Closing Date (as defined herein) of the Reorganization. Shareholders of the Fund are being asked to vote on a Plan of Reorganization pursuant to which such transactions, as described more fully below, would be consummated.

     This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Acquiring Fund, see the prospectus for the Acquiring Fund, dated August 28, 2000, as supplemented from time to time, which is included herewith and incorporated herein by reference. This Proxy Statement/Prospectus is also accompanied by the Acquiring Fund's annual report to shareholders for the year ended April 30, 2000, which is included herewith and incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Fund, see the prospectus for the Fund, dated August 28, 2000, and the annual report to shareholders for the year ended April 30, 2000, each of which is incorporated herein by reference and a copy of which may be obtained without charge by writing to Smith Barney Mutual Funds, 388 Greenwich Street, New York,

New York 10013, or by calling toll-free (800) 451-2010. A Statement of Additional Information of the Fund and the Acquiring Fund dated October __, 2000 containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Statement of Additional Information is available upon request and without charge by writing to or calling Smith Barney Mutual Funds at the address or phone number listed above. Shareholder inquiries regarding the Fund or the Acquiring Fund may also be made by calling the phone number listed above. The information contained herein concerning both Funds has been provided by, and is included herein in reliance upon, Investment Funds.

     Each of the Acquiring Fund and the Fund is a diversified series of Investment Funds, an open-end management investment company organized as a Maryland corporation. The investment objective of each Fund is to seek long-term capital growth. The Acquiring Fund seeks to achieve its objective by investing primarily in common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers. The Fund seeks to achieve its objective by investing primarily in common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers, with relatively small market capitalizations. Each Fund employs a "bottom-up" approach to security selection, focusing primarily on identifying individual securities that meet the Funds' value criteria.

                            _______________________

     In the description of the Proposal below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Fund whose proxy statement this is. The Fund and the Acquiring Fund may each be referred to as a "Fund" and may also be referred to collectively as the "Funds. " In addition, in this Proxy Statement/ Prospectus, for simplicity, actions are described as being taken by the Fund, although all actions are actually taken by Investment Funds, on behalf of the Acquiring Fund and the Fund.

     This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about October 23, 2000 or as soon as practicable thereafter. Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of Investment Funds at the address shown at the beginning of this Proxy Statement/Prospectus) or in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.

     In cases where certain shareholders have purchased their shares through service agents, these service agents are the shareholders of record of the Fund. At the special meeting, a service agent may, as permitted by applicable laws and regulations, vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that service agent is the holder of record.

     The presence at any shareholders' meeting, in person or by proxy, of the shareholders entitled to cast a majority of the votes shall be necessary and sufficient to constitute a quorum for the transaction of business. If the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's outstanding shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The Proposal requires the affirmative vote of the holders of a majority of the Fund's shares outstanding and entitled to vote thereon. Abstentions and broker non-votes will have the effect of a "no" vote on the Proposal.

     Holders of record of the shares of the Fund at the close of business on October 13, 2000 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of October 13, 2000, there were ___________ shares of the Fund outstanding.

     To the best of knowledge of Investment Funds, as of October 13, 2000, except as set forth in Annex A, no person owned beneficially more than 5% of any class of each Fund's outstanding shares.

     [As of October 13, 2000, less than 1% of the outstanding shares of each of the Fund and the Acquiring Fund were owned directly or beneficially by the Directors of Investment Funds.]

     Each of the Fund and the Acquiring Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund and a copy of any more recent semi-annual report for each of the Fund and the Acquiring Fund, without charge, by calling 800-451-2010 or writing to the Fund or the Acquiring Fund at the address shown at the beginning of this Proxy Statement/Prospectus.

                  PROPOSAL:  APPROVAL OF PLAN OF REORGANIZATION

     The Board of Directors of Investment Funds, on behalf of the Acquiring Fund and the Fund, including all of the Directors who are not "interested persons" of such Funds (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Non-Interested Board Members"), approved on September 15, 2000, a Plan of Reorganization (the "Plan"). Subject to its approval by the shareholders of the Fund, the Plan provides for the acquisition of all of the assets and the assumption of all of the liabilities of the Fund by the Acquiring Fund and the issuance of the shares of the Acquiring Fund to the shareholders of the Fund. (The foregoing proposed transaction is referred to in this Prospectus/Proxy Statement as the "Reorganization.") The Reorganization will be accomplished pursuant to an amendment to the Charter of the Investment Funds that will reclassify shares of the Fund as shares of the Acquiring Fund, substantially in the form set forth as Annex I to the Plan of Reorganization (Exhibit A). As a result of the Reorganization, each shareholder of the Fund will become a shareholder of the corresponding class of the Acquiring Fund and will hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the Closing Date (as defined below). The Closing is expected to occur on December 1, 2000, or on such later date as the parties may agree in writing (the "Closing Date").

                                   SYNOPSIS

     The following is a summary of certain information contained in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Prospectus of the Acquiring Fund, the Prospectus of the Fund and the Plan, the form of which is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders of the Fund should read this entire Proxy Statement/Prospectus carefully.

     Introduction. Like your Fund, the Acquiring Fund is managed by SSB Citi Fund Management LLC ("SSB Citi"), an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). Each Fund's investment objective is to seek long-term capital growth. Moreover, the distributor, custodian, transfer agent and the sub-transfer agent of each of the Fund and the Acquiring Fund are identical. Each Fund has retained KPMG LLP as its independent auditors. Both Funds' subadviser is Hansberger Global Investors, Inc. ("Hansberger"), a wholly-owned subsidiary of Hansberger Group, Inc. However, while Aurcole L. W. Fuong, John
C. Fenley, Stephen W. Ho, David M. Wu, and Vladimir Tyurenkov are responsible for the day-to-day management of your Fund's portfolio, Thomas L. Hansberger, Ronald W. Holt, Francisco J. Alzuru and Charles F. Gulden are responsible for the day-to-day management of the Acquiring Fund's portfolio.

     If the Plan is consummated, shareholders of the Fund will become shareholders of the corresponding class of the Acquiring Fund. The Reorganization has been proposed as part of a broader initiative by SSB Citi to eliminate duplication and possible confusion in its mutual fund product offerings. Specifically, this Reorganization has been proposed as the Funds have identical investment objectives and substantially similar policies and the Acquiring Fund is subject to a lower total annual expense ratio. The Fund has not been successful in attracting investors and its relatively small size hampers the management of its portfolio securities and also results in a higher expense ratio than would be the case for a large fund. After the Reorganization, Shareholders of the Fund will continue to enjoy the same shareholder privileges, such as systematic investment, exchanging shares, automatic cash withdrawal and automatic dividend reinvestment, and access to professional service representatives upon becoming shareholders of the Acquiring Fund. Each of the Fund and the Acquiring Fund declares dividends from net investment income and pays distributions of net realized capital gains, if any, annually. See "Dividends and Other Distributions." It is a condition of the Reorganization that each Fund receive an opinion of independent legal counsel that the Reorganization will be tax-free. This means that shareholders will not realize any capital gain or loss as a direct result of the Reorganization.

     Proposed Reorganization. The aggregate net asset value of each class of voting shares of the Acquiring Fund (the "Shares") issued in exchange for the assets and liabilities of the corresponding class of the Fund will be equal to the net asset value of that class of the Fund as of the Closing Date. Immediately following the transfer of Shares to the Fund, the Shares received by the Fund will be distributed pro rata to the shareholders of record of the Fund on the Closing Date and the shares of the Fund will be cancelled.

     For the reasons described below under "The Proposed Reorganization-Reasons for the Proposed Reorganization," the Board of Directors of Investment Funds on behalf of the Fund, including the Non-Interested Directors, has concluded the following:

     - the Reorganization is in the best interests of the Fund and its shareholders; and

     - the interests of the existing shareholders of the Fund will not be diluted as a result of the Reorganization.

     Accordingly, the Directors recommend approval of the Plan. If the Plan is not approved, the Fund will continue in existence unless other action is taken by the Directors; such other action may include resubmitting the Plan for shareholder approval and termination and liquidation of the Fund.

     Comparison of Investment Objectives and Policies. The investment objective of each Fund is to seek long-term capital growth. The Acquiring Fund seeks to achieve its objective by investing primarily in common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers. The Fund seeks to achieve its objective by investing primarily in common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers, with relatively small market capitalizations. Each Fund employs a "bottom-up" approach to security selection, focusing primarily on identifying individual securities that meet the Funds' value criteria. The Acquiring Fund compares its performance against the Morgan Stanley Capital International All Country World Free Market Index, while the Fund compares its performance against the Salomon Smith Barney World Extended Market Index. The Fund's investment restrictions are substantially similar to those of the Acquiring Fund, except as described in this Proxy Statement/Prospectus.

     Under normal market conditions, the Fund may invest at least 65% of the value of its total assets in companies with individual market capitalizations of U.S. $1.4 billion or less (at the time of purchase). Under normal market conditions, each Fund will invest its assets in at least three countries, which may include the United States. Each Fund has adopted substantially similar fundamental investment restrictions with respect to its diversified status; issuing senior securities; underwriting securities; industry concentration; making loans; borrowing money;

purchasing or selling real estate, real estate mortgages, commodities or commodity contracts; and purchasing any securities on margin or selling any securities short. Each Fund's fundamental investment restrictions may not be changed without the approval of the applicable Fund's shareholders. Each Fund has also adopted substantially similar non-fundamental investment policies with respect to investments in illiquid securities, investing in any company for the purpose of exercising control of management and investing in securities of other investment companies.

     Each Fund may also invest in preferred stocks, certain debt securities, repurchase and reverse repurchase agreements, warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other depository receipts (collectively, "Depositary Receipts"), each in accordance with any 1940 Act or other applicable limitations. Each Fund may also lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio). In addition, each Fund may invest in closed-end investment companies holding foreign securities, and enter into transactions in options on securities, foreign currencies, forward foreign currency contracts, and futures contracts and related options. Investors should refer to the respective prospectuses and statements of additional information of the Fund and the Acquiring Fund for a fuller description of each Fund's investment policies and restrictions.

                        INVESTMENT OBJECTIVE AND POLICIES

                       OF THE ACQUIRING FUND AND THE FUND

     Investment objective.  Each Fund seeks long-term capital growth.

     Key investments. The Acquiring Fund invests primarily in common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers. The Fund invests primarily in common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers, with relatively small market capitalizations. These are market capitalizations of $1.4 billion or less at the time of investment. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants and rights relating to equity securities. Each Fund may purchase foreign securities in the form of sponsored and unsponsored ADRs, EDRs, GDRs or other securities representing underlying shares of foreign companies.

     Selection process. The subadviser for each Fund uses a "bottom-up" approach to security selection, focusing primarily on identifying individual securities that meet each Fund's value criteria. Each Fund seeks to invest in companies with low share prices relative to their earnings, cash flow and/or net asset value.

     First, the subadviser uses fundamental analysis to identify a universe of securities of companies (small capitalization companies, in the case of the Fund) the subadviser believes are undervalued. Specifically, the subadviser uses proprietary valuation screens, internal and external research sources and other fundamental analysis to identify these undervalued securities. The subadviser considers companies in various industries and sectors, and searches a wide variety of countries and regions.

     Once the subadviser has identified a range of securities that appear undervalued, the subadviser further analyzes each security to determine whether it meets each Fund's strict value criteria. For each security, the subadviser considers economic and other fundamental factors, including:

     .  Sales and earnings growth

     .  New product development

     .  Cash flow

     .  Track record and structure of management

The subadviser will consider a security for investment in each Fund only if it meets such Fund's strict value criteria.

     Principal risks of investing in the Funds. Investors could lose money on their investment in the Funds, or the Funds may not perform as well as other investments, if:

     .  U.S. or foreign stock prices decline

     . Adverse governmental action or political, economic or market instability affects a foreign country or region, which risks may be greater in emerging markets as described below

     . Small capitalization or foreign companies fall out of favor with investors

     . The currency in which a security is priced declines in value relative to the U.S. dollar

     . The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect

     . In the case of the Fund, a particular product or service developed by a company in which the Fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company's stock

     Many foreign countries in which each Fund invests have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

     Emerging markets investments involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets. Accordingly, the prices of securities of emerging market companies and the relative prices of emerging market currencies can be more volatile than those of developed countries.

     In the case of the Fund, as compared to mutual funds that focus on large capitalization companies, the Fund's share price may be more volatile because of its focus on smaller capitalized companies. These companies are more likely to have:

     .  More limited product lines

     .  Fewer capital resources

     .  Less depth of management

     Further, securities of small capitalization companies are more likely to:

     .  Experience sharper swings in market values

     .  Be harder to sell at times and prices the manager believes appropriate

     .  Offer greater potential for gains and losses

     Who may want to invest.  The Funds may be an appropriate investment if you:

     . Are seeking to invest for long-term capital appreciation in the global market

     . Currently have exposure to domestic equity investments or fixed income investments and wish to broaden your investment portfolio

     . Are willing to accept the risks of the stock market and the special risks of investing in foreign markets, including emerging markets, and, in the case of the Fund, small capitalization companies

                     INVESTMENT MANAGEMENT FEES AND EXPENSES

     Investment Funds, on behalf of the Fund and the Acquiring Fund, retains SSB Citi, pursuant to separate contracts as each Fund's investment manager, to oversee each Fund's investment operations and those of the subadviser, subject to the policies established by the Board of Directors. The subadviser of each Fund is Hansberger, which is responsible for the day-to-day management of each Fund's portfolio. SSB Citi pays a sub-advisory fee to Hansberger out of the advisory fees it receives from each Fund. All expenses of the Funds, including the investment advisory fees, are paid by each Fund. Shareholders pay no direct charges or fees for investment services.

     The Acquiring Fund. The Acquiring Fund's investment manager is SSB Citi. The manager's address is 388 Greenwich Street, New York, New York 10013. The manager oversees the Fund's investment operations and those of the subadviser. SSB Citi has been in the investment counseling business since 1968 and renders investment management and administration services to a wide variety of individual, institutional and investment company clients having aggregate assets under management as of June 30, 2000 in excess of $388 billion. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. Under an investment management agreement, the Acquiring Fund pays SSB Citi a fee computed daily and paid monthly at the annual rate of 0.95% of the value of its average daily net assets. The total investment management fee incurred and paid by the Acquiring Fund for the year ended April 30, 2000 was $631,191.

     The Acquiring Fund's subadviser, Hansberger, is located at 515 East Las Olas Blvd., Suite 1300, Fort Lauderdale, Florida 33301. Hansberger is a wholly-owned subsidiary of Hansberger Group, Inc. As of August 15, 2000, the subadviser had approximately $3.4 billion under management.

     Under a sub-advisory agreement, SSB Citi pays Hansberger a fee, computed daily and paid monthly, at the annual rate of 0.50% of the value of its average daily net assets. The total sub-advisory fee incurred and paid by SSB Citi for the year ended April 30, 2000 was $1,176,648.

     The Acquiring Fund's total expense ratio (total annual operating expenses as a percentage of average net assets) for each class of its shares for the fiscal year ending April 30, 2000 is set forth below under "Annual Fund Operating Expenses." SSB Citi projects that if the proposed Reorganization is effected, the expense ratio for each class of the Acquiring Fund will be unchanged for the year ending April 30, 2001. The actual expense ratio for the Acquiring Fund for the year ending April 30, 2001 may be higher or lower than as set forth below, depending upon the Acquiring Fund's performance, general stock market and economic conditions, sales and redemptions of the Acquiring Fund's shares (including redemptions by former shareholders of the Fund), and other factors.

     Thomas L. Hansberger, Ronald W. Holt, Francisco J. Alzuru and Charles F. Gulden are responsible for the day-to-day management of the Acquiring Fund's portfolio. Mr. Hansberger has been the chairman and chief executive officer of the subadviser since its inception. Prior thereto, he served as chairman, president and chief executive officer of Templeton Worldwide, Inc., where he also was director of research and an officer, director or primary portfolio manager for several Templeton mutual funds. Mr. Holt has been a research analyst for the subadviser since 1997. Prior to that time, Mr. Holt was a vice president in the corporate and institutional client group of Merrill Lynch. Mr. Alzuru has been a portfolio manager and research analyst for the subadviser since 1994. Prior thereto, he worked at Vestcorp Partners as their Latin American analyst. Mr. Gulden has been a managing director of the subadviser since 1996. Prior to that time, he was vice president and director of Templeton Worldwide, Inc.

     The Fund. The Fund's investment manager is also SSB Citi. SSB Citi oversees the Fund's investment operations and those of the subadviser. Under an investment management agreement, the Fund pays SSB Citi a fee computed daily and paid monthly at the annual rate of 1.05% of the Fund's average daily net assets. The total investment management fees paid by the Fund for the fiscal year ended April 30, 2000 were $16,947. For the year ended April 30, 2000, SSB Citi waived a portion of its management fee for the Fund in the amount of $32,619.

     The Fund's subadviser is also Hansberger. Under a sub-advisory agreement, SSB Citi pays Hansberger a fee, computed daily and paid monthly, at the annual rate of 0.60% of the value of its average daily net assets. The total sub-advisory fee incurred and paid by SSB Citi for the year ended April 30, 2000 was $87,840.

     Aurcole L. W. Foong, John C. Fenley, Stephen W. Ho, David M. Wu, and Vladimir Tyurenkov are responsible for the day-to-day management of the Fund's portfolio. Mr. Foong has been a research analyst and portfolio manager for the subadviser since 1997. Prior to that time, he was a director of Peregrine Asset Management. Mr. Fenley, CFA, has been an analyst and portfolio manager with the subadviser since 1997. Prior thereto, he managed the Institutional Investment Department for Sun Trust Bank, South Florida. Mr. Ho joined the subadviser in 1999 as a research analyst. Prior to that time, he worked for American International Group in New York and Asia where he managed institutional and investment company portfolios. Mr. Wu joined the subadviser as a research analyst in 1995. Prior to joining the subadviser, he was an editor at Business Asia, an Economist Group publication. Mr. Tyurenkov has been managing director of the subadviser since 1995. Prior thereto, he spent several years working for the Russian government and working extensively on the Pepperdine University Russian Conversion and Privatization Program.

     The actual expenses for the Funds for the fiscal years ended April 30, 2000, and pro forma expenses following the proposed restructuring are outlined below. As a result of the Reorganization, shareholders of the Fund will be investing in the corresponding class of the Acquiring Fund with expenses that are projected to be between 1.04% and 1.50% lower than those of the relevant class of the Fund.

                         ANNUAL FUND OPERATING EXPENSES

Smith Barney Hansberger Global Value Fund                          Class A        Class B         Class L         Class Y
-----------------------------------------------------------------------------------------------------------------------------
Shareholder Fees
  Maximum sales charge (load) imposed on purchases                   5.00%           None            1.00%           None
    (as a percentage of offering price)
  Maximum deferred sales charge (load)
    (as a percentage of the lower of net asset value at
    purchase or redemption)                                          None*           5.00%           1.00%           None
Annual Fund Operating Expenses
  (as a percentage of average net assets)
  Management fees                                                    0.95%           0.95%           0.95%           0.95%
  12b-1 fees                                                         0.25%           1.00%           1.00%           None
  Other expenses                                                     0.22%           0.24%           0.26%           0.11%
----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.42%           2.19%           2.21%            1.06%
=============================================================================================================================

Smith Barney Hansberger Global Small Cap Value                  Class A         Class B         Class L         Class Y
Fund
----------------------------------------------------------------------------------------------------------------------------
Shareholder Fees
  Maximum sales charge (load) imposed on purchases                   5.00%           None            1.00%         None
   (as a percentage of offering price)
  Maximum deferred sales charge (load)
   (as a percentage of the lower of net asset value at
   purchase or redemption)                                           None*           5.00%           1.00%         None
Annual Fund Operating Expenses
  (as a percentage of average net assets)
  Management fees**                                                  1.05%           1.05%           1.05%         1.05%
  12b-1 fees                                                         0.25%           1.00%           1.00%         None
  Other expenses                                                     1.34%           1.38%           1.62%         1.05%
----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                2.64%           3.43%           3.67%         2.10%
============================================================================================================================

Smith Barney Hansberger Global Value Fund (Pro Forma)             Pro Forma       Pro Forma       Pro Forma       Pro Forma
 (Unaudited)                                                       Class A         Class B         Class L         Class Y

----------------------------------------------------------------------------------------------------------------------------
Shareholder Fees
  Maximum sales charge (load) imposed on purchases                   5.00%           None            1.00%           None
   (as a percentage of offering price)
  Maximum deferred sales charge (load)
   (as a percentage of the lower of net asset value at
   purchase or redemption)                                           None*           5.00%           1.00%           None
Annual Fund Operating Expenses
  (as a percentage of average net assets)
  Management fees                                                    0.95%           0.95%           0.95%           0.95%
  12b-1 fees                                                         0.25%           1.00%           1.00%           None
  Other expenses                                                     0.22%           0.22%           0.22%           0.11%
----------------------------------------------------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                       1.42%           2.17%           2.17%           1.06%
============================================================================================================================

* You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

** Management has agreed to waive a portion of its management fee for all classes. Currently such waiver is equal to .225%. Management may discontinue or modify this management fee waiver at any time.

     Example. These examples are intended to help you compare the cost of investing in each of the Funds. The examples assume you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume your investment has a 5% return each year and that each Fund's annual operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:

Smith Barney Hansberger Global Value Fund                         1 year         3 years        5 years       10 years*
----------------------------------------------------------------------------------------------------------------------------

 Class A (with or without redemption)....................           $637           $927         $1,238         $2,117
 Class B (redemption at end of period)...................           $722           $985         $1,275         $2,329
 Class B (no redemption).................................           $222           $685         $1,175         $2,329
 Class L (redemption at end of period)...................           $422           $784         $1,273         $2,619
 Class L (no redemption).................................           $322           $784         $1,273         $2,619
 Class Y (with or without redemption)....................           $108           $337         $  585         $1,294

Smith Barney Hansberger Global Small Cap Value Fund               1 year         3 years        5 years       10 years*
----------------------------------------------------------------------------------------------------------------------------

 Class A (with or without redemption)....................           $732         $1,214         $1,721         $3,109
 Class B (redemption at end of period)...................           $824         $1,289         $1,778         $3,329
 Class B (no redemption).................................           $324         $  989         $1,678         $3,329
 Class L (redemption at end of period)...................           $544         $1,149         $1,875         $3,792
 Class L  (no redemption)................................           $444         $1,149         $1,875         $3,792
 Class Y (with or without redemption)....................           $191         $  591         $1,016         $2,201

                                                                 Pro Forma      Pro Forma      Pro Forma      Pro Forma
Smith Barney Hansberger Global Value Fund (Pro                    1 year         3 years        5 years       10 years*
Forma) (Unaudited)
----------------------------------------------------------------------------------------------------------------------------

 Class A (with or without redemption)....................           $637           $927         $1,238         $2,117
 Class B (redemption at end of period)...................           $720           $979         $1,264         $2,313
 Class B (no redemption).................................           $220           $679         $1,164         $2,313
 Class L (redemption at end of period)...................           $418           $772         $1,253         $2,578
 Class L (no redemption).................................           $318           $772         $1,253         $2,578
 Class Y (with or without redemption)....................           $108           $337         $  585         $1,294
---------------------------------------------------------------------------------------------------------------------

* Ten-year figures for Class B shares assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

     The above examples assume reinvestment of all dividends and distributions. The examples should not be considered representations of past or future expenses. Actual Fund expenses can vary from year to year and may be higher or lower than those shown. Please refer to each Fund's prospectus and statement of additional information for a more detailed discussion of the fees and expenses applicable to each class of shares of a Fund.

                    DISTRIBUTION OF SHARES AND OTHER SERVICES

     As of June 5, 2000, Salomon Smith Barney distributes shares of each Fund as principal underwriter and, as such, conducts a continuous offering pursuant to a "best efforts" arrangement requiring Salomon Smith Barney to take and pay for only such securities as may be sold to the public. Prior to that time, CFBDS, Inc., located at 21 Milk Street, Boston, Massachusetts 02109-5408, acted as distributor of each Fund's shares. Each Fund has adopted a plan of distribution under Rule 12b-1 under the 1940 Act (a "Plan").

     Under the Plan, each Fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of each Fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, each Fund pays Salomon Smith Barney a distribution fee, with respect to the Class B and Class L shares primarily intended to compensate Salomon Smith Barney for its initial expense of paying its financial consultants a commission upon sales of those shares. Such shares' distribution fees, which are accrued daily and paid monthly, are calculated at the annual rate of 0.75% of the value of average daily net assets attributable to the Class B and Class L shares.

     Class Y shares of the Funds are not subject to any distribution fees. Class B shares of each Fund that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee.

     Payments under the above Plans are not tied exclusively to the distribution and shareholder service expenses actually incurred by Salomon Smith Barney, and the payments may exceed those distribution expenses actually incurred by the Funds.

                  PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

     The purchase, redemption and exchange procedures and privileges with respect to the Fund are the same as those of the Acquiring Fund. Please refer to each Fund's prospectus and statement of additional information for a more detailed discussion of the purchase, redemption and exchange procedures and privileges applicable to each class of a Fund.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

     Each Fund declares dividends from net investment income and pays distributions of net realized capital gains, if any, annually. Each Fund intends to distribute any net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of a federal excise tax. An additional distribution may be made if necessary. Each Fund expects distributions to be primarily from capital gain. Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year in which it is declared. Dividends and distributions of each Fund will be invested in additional shares of the same class of the applicable Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

     If the Plan is approved by the Fund's shareholders, then as soon as practicable before the Closing Date, the Fund will pay or have paid its shareholders a cash distribution of substantially all undistributed 2000 net investment income and undistributed realized net capital gains.

                                 TAX CONSEQUENCES

     The Fund and the Acquiring Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."

                      PRINCIPAL INVESTMENTS AND RISK FACTORS

     General. As described above, the Fund and the Acquiring Fund have substantially similar investment objectives and policies and pursue their respective objectives in a similar manner. A more complete description of the investment practices and limitations of the

Acquiring Fund is contained in the prospectus and statement of additional information of the Acquiring Fund, dated August 28, 2000, as supplemented from time to time, a copy of which is included herewith, and in the Statement of Additional Information of the Fund and the Acquiring Fund dated October __, 2000 (relating to the proposed Reorganization) which is incorporated herein by reference. Please refer to each Fund's prospectus and statement of additional information for a more detailed discussion of the specific investment practices and risks of the applicable Fund.

     Because of their substantially similar investment policies, the Funds are exposed to similar risks. The following summarizes those principal investment policies and related risk factors:

     Repurchase Agreements. Each Fund may enter into repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is each Fund's present intention to enter into repurchase agreements only upon receipt of fully adequate collateral and only with commercial banks (whether U.S. or foreign) and registered broker-dealers. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized primarily by the securities subject to repurchase. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. Pursuant to policies established by the Board of Directors, SSB Citi and Hansberger monitor the creditworthiness of all issuers with which each Fund enters into repurchase agreements.

     Reverse Repurchase Agreements. Each Fund currently does not intend to commit more than 5% of its Fund's net assets to reverse repurchase agreements. Each Fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of Fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by a Fund and are subject to the borrowing limitations. Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and each Fund intends to use the reverse repurchase technique only when SSB Citi and Hansberger believe it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating Fund's assets. Each Fund's custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments.

     Securities Lending. Each Fund is authorized to lend up to 33 1/3% of the total market value of its portfolio securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. Any loan of securities must be callable at any time and are continuously secured by cash or U.S. Government Obligations equal to no less than the market value, determined daily, of the securities loaned. There may, however, be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrowers of the securities fail financially. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, no Fund will make loans to other persons.

     Commercial Bank Obligations. For the purposes of each Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of U.S. $1 billion (or the equivalent thereof), this is not a fundamental investment policy or restriction of the Fund. For calculation purposes with respect to the U.S. $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

     When-Issued and Delayed Delivery Securities. Each Fund may purchase securities on a when-issued or delayed delivery basis. The price of debt obligations purchased on a when-issued basis is fixed at the time a Fund commits to purchase, but delivery and payment for the securities ("settlement") takes place at a later date. The price of these securities may be expressed in yield terms. A Fund will enter into these transactions in order to lock in the yield (price) available at the time of commitment. Between purchase and settlement, a Fund assumes the ownership risk of the when-issued securities, including the risk of fluctuations in the securities market value due to, among other factors, a change in the general level of interest rates. However, no interest accrues to the Fund during this period.

     Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each Fund, therefore, may not invest in a master demand note, if as a result more than 15% of the value of the Fund's total assets would be invested in such notes and other illiquid securities.

     Temporary Investments. Each Fund may make money market investments pending other investments or settlement for liquidity, or in adverse market conditions. These money market investments include obligations of the U.S. Government and its agencies and instrumentalities, obligations or foreign sovereignties, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements.

     Non-Publicly Traded Securities. Each Fund may invest in securities that are neither listed on a stock exchange nor traded over the counter, including privately placed securities. These securities may present a higher degree of business and financial risk, which can result in substantial losses. In the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what the Fund may consider the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements that might apply if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the costs of registration. A Fund may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market. A Fund may invest in securities that can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). The Board of Directors has delegated to SSB Citi and Hansberger, subject to the Board's supervision, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities held by a Fund which have been determined to be liquid will not be subject to the 15% limitation described above. However, Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring them.

     Short Sales. Each Fund may sell securities short "against the box", that is, sell a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future.

     Depositary Receipts (including ADRs, EDRs and GDRs). Each Fund may purchase ADRs, EDRs, GDRs and other depositary receipts or other securities representing underlying shares of foreign companies. Depositary Receipts are typically issued by a financial institution ("depository") and evidence ownership interests in a security or a pool of securities ("underlying securities") that have been deposited with the depository. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no such obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Funds may invest in ADRs through both sponsored and unsponsored arrangements.

     Real Estate Investment Trusts ("REITs"). Each Fund may invest up to 10% of its assets in Real Estate Investment Trusts. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. A REIT is dependent upon cash flow from its investments to repay financing costs and the ability of the REIT's manager. REITs are also subject to risks generally associated with investments in real estate.

     Borrowing. Each Fund may borrow money from U.S.-regulated banks in an amount not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities other than the borrowing. If a Fund borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as "leverage."

     Other Investment Companies. Some emerging countries have laws and regulations that preclude direct foreign investment in the securities of companies located there. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through specifically authorized investment funds. Each Fund may invest in these investment funds, as well as other closed-end investment companies up to 10% of its assets, as permitted by the 1940 Act.

     Forward Roll Transactions. In order to enhance current income, each Fund may enter into forward roll transactions. In a forward roll transaction, a Fund sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time the Fund enters into forward roll transactions, it will place in a segregated account on the books of the Fund, or with The Chase Manhattan Bank ("Chase"), cash or liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that such equivalent value is maintained.

     Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies. Each Fund may enter into forward foreign currency exchange contracts ("forward contracts"), providing for the purchase of or sale of an amount of a specified currency at a future date. A Fund may use forward contracts to protect against a foreign currency's decline against the U.S. dollar between the trade date and settlement date for a securities transaction, or to lock in the U.S. dollar value of dividends declared on securities it holds, or generally to protect the U.S. dollar value of the securities it holds against exchange rate fluctuations. A Fund may also use forward contracts to protect against fluctuating exchange rates and exchange control regulations. Forward contracts may limit the Fund's losses due to exchange rate fluctuation, but they will also limit any gains that the Fund might otherwise have realized. A Fund may also enter into foreign currency futures contracts ("currency futures").

     Except where segregated accounts are not required by the 1940 Act, when a Fund enters into a forward contract or currency future, it will place in a segregated account maintained on the books of the Fund, or with Chase, cash or liquid securities in an amount equal to the value of the Fund's total assets committed to consummation of forward contracts and currency futures. If the value of these segregated securities declines, additional cash or securities will be placed in the account on a daily basis so that the account value is at least equal to the Fund's commitments to such contracts.

     A Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by each Fund are traded on U.S. and foreign exchanges or over-the-counter.

     Option Transactions. In addition to options on currencies described above, each Fund may seek to hedge all or a portion of its investments through options on other securities in which it may invest. Options which each Fund may purchase or sell will be traded on a recognized securities or futures exchange or over the counter ("OTC"). Options markets in emerging countries are currently limited and the nature of the strategies adopted by Hansberger and the extent to which those strategies are used will depend on the development of such markets.

     The primary risks associated with the use of options on securities are (i) imperfect correlation between the change in market value of the securities a Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) possible lack of a liquid secondary market for an option. Options not traded on an exchange (OTC options) are generally considered illiquid and may be difficult to value. Hansberger believes that the Fund will minimize its risk of being unable to close out an option contract by transacting in options only if there appears to be a liquid secondary market for those options.

     Future Contracts and Related Options. Each Fund may buy and sell financial futures contracts, stock and bond index futures contracts, interest rate futures contracts, foreign currency futures contracts (collectively, "Futures Contracts") and options on Futures Contracts for hedging purposes only. A Futures Contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. Each Fund may enter into Futures Contracts as a hedge against changes in prevailing levels of interest rates, currency exchange rates, securities indices or individual securities, in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Fund. A Fund may enter into Futures Contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities.

     Forward Currency Contracts and Options on Currency. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Each Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, a Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

     Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. Each Fund, however, may enter into forward contracts with deposit requirements or commissions.

     Each Fund's ability to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

     Interest Rate Swaps, Caps and Floors. Among the hedging transactions into which the Funds may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its Fund or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as a speculative investment. Each Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

     Sovereign Debt. Each Fund may invest in sovereign debt, which may trade at a substantial discount from face value. Each Fund may hold and trade sovereign debt of emerging market countries in appropriate circumstances and to participate in debt conversion programs. Emerging country Sovereign Debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control sovereign debt repayment ("sovereign debtors") may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the International Monetary Fund (the

"IMF") and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor's implementation of economic reforms or economic performance and the timely service of the debtor's obligations. The sovereign debtor's failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor's ability or willingness to timely service its debts.

     Brady Bonds. Each Fund may invest in Brady Bonds as part of its investment in Sovereign Debt of countries that have restructured or are in the process of restructuring their Sovereign Debt pursuant to the Brady Plan (discussed below).

     Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation's adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or IMF. The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

                           THE PROPOSED REORGANIZATION

     Description of the Plan. As stated above, the Plan provides for the transfer of all of the assets of the Fund to the Acquiring Fund in exchange for that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares held in the Fund as of the close of business on the business day preceding the date of the Closing. The Acquiring Fund will assume all of the liabilities of the Fund. The Reorganization will be accomplished pursuant to an amendment to the Charter of the Investment Funds that will reclassify shares of the Fund as shares of the Acquiring Fund, substantially in the form set forth as Annex I to the Plan of Reorganization (Exhibit A).

     Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the Closing Date. Each Fund shareholder's account with the Acquiring Fund will be substantially similar in all material respects to the accounts currently maintained by the Fund's sub-transfer agent for such shareholder. [Some of the outstanding shares of the Fund are represented by physical certificates;] however, in the interest of economy and convenience, shares of the Fund generally are not represented by physical certificates, and shares of the Acquiring Fund issued to Fund shareholders similarly will be in uncertificated form. Certificates representing shares of the Fund will be cancelled after the Closing.

     Until the Closing, shareholders of the Fund will, of course, continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund's sub-transfer agent of a redemption request in proper form. Redemption requests received by the sub-transfer agent thereafter will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.

     The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Fund and the Acquiring Fund are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing by action of the Directors of the Investment Funds, notwithstanding the approval of the Plan by the shareholders of the Fund. However, no amendment may be made that materially adversely affects the interests of the shareholders of the Fund without obtaining the approval of the Fund's shareholders. The Fund and the Acquiring Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

     SSB Citi will assume and pay all of the expenses that are solely and directly related to the Reorganization, which expenses are estimated to be approximately $_______. Shareholders have no rights of appraisal.

                     REASONS FOR THE PROPOSED REORGANIZATION

     Prior to a telephonic meeting of Investment Funds' Board of Directors held on September 7, 2000, the Directors, including all of the Non-Interested Directors, were presented with materials discussing the benefits which would accrue to the shareholders of the Fund if the Fund were to reorganize with and into the Acquiring Fund. These materials were discussed at the meeting to the satisfaction of the Directors, who were advised by independent counsel. For the reasons discussed below, the Board of Directors of Investment Funds, including all of the Non-Interested Directors, has determined that the proposed Reorganization is in the best interests of the Fund and its shareholders and that the interests of the shareholders of the Fund will not be diluted as a result of the proposed Reorganization.

     The proposed combination of the Fund and the Acquiring Fund will allow the shareholders of the Fund to continue to participate in a portfolio governed by identical investment objectives and substantially similar policies that is professionally managed by SSB Citi. The Board of Directors of Investment Funds believes that shareholders of the Fund will benefit from the proposed Reorganization because the Acquiring Fund offers the following benefits:

     Enhanced Flexibility with Respect to Portfolio Investments. As stated previously, the Fund has been unable to attract a substantial asset base since its inception. The Fund's small size has hindered the portfolio management flexibility of SSB Citi and Hansberger and resulted in higher total annual operating expenses for its shareholders. The Reorganization is also being proposed as part of a broader initiative by SSB Citi to eliminate duplication and possible confusion in its mutual fund product offerings. SSB Citi believes that the combination of the Funds which have identical investment objectives and substantially similar policies into a single larger fund may increase economic and other efficiencies for investors, SSB Citi and Hansberger, and may ultimately result in a lower total annual expense ratio for investors. SSB Citi and Hansberger also believe that a larger asset base could provide portfolio management benefits such as greater diversification and the ability to command more attention from brokers and underwriters. While past performance is not necessarily indicative of future results, the Acquiring Fund has generally outperformed the Fund. See "Capitalization and Performance". As discussed in detail herein, the total operating expenses of the Acquiring Fund are also currently (and are projected to be following the Closing of the Reorganization) lower than the corresponding expenses incurred by the Fund.

     Lower Fees and Expenses. If the proposed transaction is approved, shareholders of the Fund may benefit from lower total fund expenses. See "Investment Management Fees and Expenses" and "Annual Fund Operating Expenses".

     As set forth above, as of their most recent fiscal year end, each class of shares of the Fund has higher total annual operating expenses than the corresponding class of the Acquiring Fund. As a result of the Reorganization, shareholders of the Fund will be investing in the corresponding class of the Acquiring Fund with expenses that are projected to be between 1.04% and 1.50% lower than those of the relevant class of the Fund. If the Reorganization is consummated, the Acquiring Fund's expense ratio for each class of its shares is estimated to either remain unchanged (in the case of Class A and Class Y shares) or go down (in the case of Class B and Class L shares) for the year ending April 30, 2001. Going forward, shareholders should benefit from economies of scale through lower expense ratios and higher net income distributions over time since some of the fixed expenses currently paid by the Acquiring Fund, such as accounting, legal and printing costs, would also be spread over a larger asset base.

     Due to a combination of factors, including the relatively small size of the Fund, past and prospective sales of the Fund and current market conditions, the Directors and management of Investment Funds believe the Fund and its shareholders would benefit from a tax-free reorganization with a larger fund with identical investment objectives and substantially similar policies and with a lower total annual expense ratio. Accordingly, it is recommended that the shareholders of the Fund approve the Reorganization with the Acquiring Fund.

     The Board of Directors of Investment Funds, in recommending the proposed transaction, considered a number of factors, including the following:

(1) the Reorganization will result in a single larger fund, which may increase economic and other efficiencies (e.g., eliminating one of the two sets of prospectuses, annual reports and other documents required for two Funds), and may result in a lower expense ratio;

(2) a larger asset base could provide portfolio management benefits, such as greater diversification and the ability to command more attention from brokers and underwriters;

(3) the positive compatibility of the Acquiring Fund's investment objectives, policies and restrictions with those of the Fund;

(4)  the tax-free nature of the Reorganization;

(5)  the lower total annual expense ratio of the Acquiring Fund;

(6) the terms and conditions of the Reorganization and that it should not result in a dilution of Fund shareholder interests; and

(7)  the level of costs and expenses to the Fund of the proposed Reorganization.

                    DESCRIPTION OF THE SECURITIES TO BE ISSUED

     General. Each of the Fund and the Acquiring Fund is a diversified series of Investment Funds, a corporation incorporated under the laws of the State of Maryland on September 29, 1981. Investment Funds is registered with the SEC as a diversified, open-end management investment company. Each Fund currently offers shares of common stock classified into four Classes: A, B, L and Y. Each Class of shares represents an identical pro rata interest in the relevant Fund's investment portfolio. As a result, the Classes of each Fund have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the amount of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B Shares.

     Each share of each Class of a Fund represents an interest in that Class of the Fund that is equal to and proportionate with each other share of that Class of the Fund. Shareholders are entitled to one vote per share (and a proportionate fractional vote per each fractional share) held on matters on which they are entitled to vote.

     Voting Rights. Neither Fund is required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing or removing Directors, as applicable, changing fundamental policies or approving an investment management contract. In the event that shareholders of a Fund wish to communicate with other shareholders concerning the removal of any Director, such shareholders shall be assisted in communicating with other shareholders for the purpose of obtaining signatures to request a meeting of shareholders, all in the manner provided in Section 16(c) of the 1940 Act as if
Section 16(c) were applicable.

     Board. The By-Laws of Investment Funds provide that the term of office of each Director shall be from the time of his or her election and qualification until his or her successor shall have been elected and shall have qualified. Any Director of Investment Funds may be removed by the vote of at least a majority of the outstanding shares then entitled to be cast for the election of Directors. Vacancies on the Board of Investment Funds may be filled by the Directors remaining in office. A meeting of shareholders will be required for the purpose of electing additional Directors whenever fewer than a majority of the Directors then in office were elected by shareholders and to fill vacancies if less than two-thirds of the Directors then holding office have been elected by the shareholders.

     Liquidation or Termination. In the event of the liquidation or termination of the Acquiring Fund or the Fund, the shareholders of each Fund are entitled to receive, when and as declared by the Directors, the excess of the assets over the liabilities belonging to the relevant Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares of the class held by them and recorded on the books of the relevant Fund. The net asset value of the classes of shares would differ due to differences in expense ratios.

     Liability of Directors. The Articles of Incorporation of Investment Funds provide that the Directors and officers shall not be liable for monetary damages for breach of fiduciary duty as a Director or officer, except to the extent such exemption is not permitted by law.

     Rights of Inspection. Maryland law permits any shareholder of each Fund or any agent of such shareholders to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements (if any) of the relevant Fund on file at its principal office.

     Shareholder Liability. Under Maryland law, shareholders of each Fund do not have personal liability for corporate acts and obligations.

     Shares of the Acquiring Fund issued to the holders of shares of the Fund pursuant to the Reorganization will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.

     The foregoing is only a summary of certain characteristics of the operations of Investment Funds. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of corporate documents and state laws governing each Fund for a more thorough description.

                         FEDERAL INCOME TAX CONSEQUENCES

     The Reorganization is conditioned upon the receipt by the Fund and the Acquiring Fund of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all of the assets of the Fund in exchange solely for Shares and the assumption by the Acquiring Fund of all of the liabilities of the Fund, followed by the distribution of such Shares to Fund shareholders in exchange for their shares of the Fund in complete liquidation of the Fund, will constitute a "reorganization" within the meaning of

Section 368(a)(1) of the Code, and the Acquiring Fund and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;
(ii) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Fund's shareholders in exchange for their shares of the Fund; (iii) the basis of the assets of the Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Fund immediately prior to the transfer;
(iv) the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange for Shares and the assumption by the Acquiring Fund of all of the liabilities of the Fund; (vi) no gain or loss will be recognized by the shareholders of the Fund upon the receipt of Shares solely in exchange for their shares of the Fund as part of the transaction; (vii) the basis of Shares received by the shareholders of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (viii) the holding period of Shares received by the shareholders of the Fund will include the holding period during which the shares of the Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Fund were held as capital assets in the hands of the shareholders of the Fund.

     While Investment Funds is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

                      LIQUIDATION AND TERMINATION OF SERIES

     If the Reorganization is effected, the Fund will be liquidated and terminated as a series of Investment Fund's, and the Fund's outstanding shares will be cancelled.

                               PORTFOLIO SECURITIES

     If the Reorganization is effected, SSB Citi and Hansberger will analyze and evaluate the portfolio securities of the Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund's investment objective and policies, any restrictions imposed by the Code and the best interests of the Acquiring Fund's shareholders (including former shareholders of the Fund), SSB Citi and Hansberger will determine the extent and duration to which the Fund's portfolio securities will be maintained by the Acquiring Fund. It is possible that there may be a significant rebalancing of the Fund's portfolio securities in connection with the Reorganization. Subject to market conditions at the time of any such rebalancing, the disposition of the Fund's portfolio securities may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold.

                                PORTFOLIO TURNOVER

     The portfolio turnover rate for the Acquiring Fund (i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less)), for the year ended April 30, 2000 was 50%. The portfolio turnover rate for the Fund for the year ended April 30, 2000 was 60%.

                          CAPITALIZATION AND PERFORMANCE

     Pro Forma Capitalization (Unaudited). The following table sets forth the unaudited capitalization of each class of each of the Acquiring Fund and the Fund as of August 31, 2000 as adjusted giving effect to the Reorganization discussed herein:1

                                       ACQUIRING                    THE                   PRO FORMA             PRO FORMA
                                         FUND                       FUND                 ADJUSTMENTS             COMBINED
                                     ------------                ----------             -------------          -----------
                                       (Actual)                   (Actual)
 Class A
---------
Net Assets                            13,460,067                 2,144,651                                    15,604,718
Net Asset Value Per
 Share                                     12.92                      8.37                                         12.92
Shares Outstanding                     1,041,601                   256,114                 165,995             1,207,596
 Class B
---------
Net Assets                            27,456,720                 3,198,271                                    30,654,991
Net Asset Value Per
 Share                                     12.78                      8.31                                         12.78
Shares Outstanding                     2,148,794                   384,930                 250,256             2,399,050
 Class L
---------
Net Assets                             7,929,184                   762,224                                     8,691,408
Net Asset Value Per
 Share                                     12.77                      8.23                                         12.77
Shares Outstanding                       620,690                    92,584                  59,689               680,379
 Class Y
---------
Net Assets                           190,829,529                 3,886,192                                   194,715,721
Net Asset Value Per
 Share                                     12.96                      8.36                                         12.96
Shares Outstanding                    14,725,870                   464,608                 299,860            15,025,730

__________________

1 Assumes the Reorganization had been consummated on August 31, 2000, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.


     Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the fund that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redemption value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

     The following table reflects the average annual total returns of Class A Shares of the Fund and the Acquiring Fund (including sales charges) for the one year and since inception periods ending April 30, 2000:

                                           THE FUND          THE ACQUIRING FUND
                                           --------          -------------------
Average Annual Total Return: 1
    1-year..........................       (20.28)%                 4.28%
    Since Inception.................       (12.55)%                 4.59%
    Inception Date                         12/18/97                12/19/97

__________________

1 The average annual total returns for other classes of each Fund's shares would be similar to the returns of the Class A Shares of the relevant Fund, but would differ to the extent that the other class of shares had a higher or lower total annual expense ratio during the relevant periods.

                      ADDITIONAL INFORMATION ABOUT THE FUNDS

     As noted above, additional information about Investment Funds, with respect to the Fund and the Acquiring Fund, and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Smith Barney Mutual Funds, 388 Greenwich Street, New York, New York 10013, or by calling (800) 451-2010.

     Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, files reports, proxy material and other information about the applicable Fund with the Commission.

     Such reports, proxy material and other information can be inspected and copied at the Public Reference Room (202-942-8090) maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates or without charge from the Commission at publicinfo@sec.gov. Copies of such material can also be obtained from Smith Barney Mutual Funds, 388 Greenwich Street, New York, New York 10013, or by calling (800) 451-2010.

                           INTERESTS OF CERTAIN PERSONS

     SSB Citi and certain of the Acquiring Fund's service providers have a financial interest in the Reorganization, arising from the fact that their respective fees under their respective agreements with the Acquiring Fund will increase as the amount of the Acquiring Fund's assets increases; the amount of those assets will increase by virtue of the Reorganization.

  THE BOARD MEMBERS OF INVESTMENT FUNDS RECOMMEND THAT THE SHAREHOLDERS OF THE
                      FUND VOTE IN FAVOR OF THIS PROPOSAL.

                              ADDITIONAL INFORMATION

     General. The cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement/Prospectus and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by SSB Citi. In addition to solicitation by mail, certain officers and representatives of Investment Funds, officers and employees of SSB Citi and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     When the Fund records proxies by telephone, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and
(iii) confirm that their instructions have been properly recorded.

     To participate in the Special Meeting, the shareholder may submit the proxy card originally sent with the Proxy Statement/Prospectus or attend in person. Any proxy given by a shareholder is revocable until voted at the Special Meeting.

     Proposals of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of Investment Funds, c/o Smith Barney Mutual Funds, 388 Greenwich Street, New York, New York 10013, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

     Other Matters to Come Before the Special Meeting. No Board member is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Investment Funds and/or the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,

/s/  Christina T. Sydor
     Christina T. Sydor
     Secretary

                               INDEX OF EXHIBITS


Annex:        5% Shareholders
Exhibit A:    Form of Plan of Reorganization

                                                                       EXHIBIT A

                             PLAN OF REORGANIZATION

     THIS PLAN OF REORGANIZATION (the "Plan") is dated as of this 15th day of September, 2000, and has been adopted by the Board of Directors of Smith Barney Investment Funds Inc. (the "Corporation") to provide for the reorganization of its Smith Barney Hansberger Global Small Cap Value Fund (the "Acquired Fund") into its Smith Barney Hansberger Global Value Fund (the "Acquiring Fund").

A.   BACKGROUND

     The Acquired Fund and the Acquiring Fund (individually, a Fund and collectively, the "Funds") are separate series of the Corporation. The Corporation is organized as a Maryland corporation and is an open-end management investment Company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Corporation has determined that it is in the best interests of the Acquired Fund and its shareholders to be reorganized through the transfer of all of the Acquired Fund's assets and liabilities to the Acquiring Fund upon the terms set forth in this Plan (the "Reorganization").

B.   THE REORGANIZATION

     1. Prior to the Closing Date (as defined below in Section 6 of this Article B), the Corporation will execute and file Articles of Amendment to the Corporation's Charter with the Maryland State Department of Assessments and Taxation in substantially the form attached hereto as Annex I, which Articles of Amendment will, effective as of the Closing Date: (a) reclassify all of the Corporation's issued and outstanding shares of Common Stock of the Acquired Fund as outstanding shares of Common Stock of the comparable class of equal aggregate value of the Acquiring Fund; and (b) reclassify all of the authorized and unissued Common Stock of the Acquired Fund as authorized Common Stock of the Acquiring Fund.

     2. At the Closing Date, all property of every description, and all interests, rights, privileges and powers of the Acquired Fund, subject to all liabilities of the Acquired Fund, whether accrued, absolute, contingent or otherwise (such assets subject to such liabilities are herein referred to as the "Assets") will be transferred and conveyed by the Acquired Fund to the Acquiring Fund and will be assumed by the Acquiring Fund, such that at and after the Closing Date, the Assets of the Acquired Fund will become and be the Assets of the Acquiring Fund. In exchange for the transfer of the Assets of the Acquired Fund and in order to accomplish the reclassification of shares as described above in Section 1 of this Article B, the Acquiring Fund will contemporaneously issue to shareholders of the Acquired Fund full and fractional shares of the Acquiring Fund (as contemplated by Section 4 of this Article B) having an aggregate net asset value equal to the value of the Assets of the Acquired Fund. For purposes of effecting such exchange, the value of the Assets of the Acquired Fund and the net asset value of the shares of the Acquiring Fund shall be determined as of the close of regular trading on the New York Stock Exchange on December 1, 2000 or at such other time as may be determined by the Board of Directors or an authorized officer of the Corporation. Such values shall be computed in the manner set forth in the applicable Fund's then current prospectus under the Securities Act of 1933, as amended. At and after the Closing Date, all debts, liabilities, obligations and duties of the Acquired Fund will attach to the Acquiring Fund as aforesaid and may thenceforth be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

     3.  On or as soon as practicable prior to the Closing Date as defined in section 6, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     4. At the Closing Date, the Corporation will liquidate the Acquired Fund and issue full and fractional shares of the Acquiring Fund to the Acquired Fund's shareholders, such that the shares of the Acquiring Fund that are distributed to a shareholder of the Acquired Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by such shareholder immediately prior to the Closing Date. In addition, each shareholder of the Acquired Fund will have the right to receive any unpaid dividends or other distributions that were declared before the Closing Date with respect to the shares of the Acquired Fund held by such shareholder immediately prior to the Closing Date.

     5. The stock transfer books of the Corporation with respect to the Acquired Fund will be permanently closed as of the close of business on the day immediately preceding the Closing Date. Redemption requests received thereafter by the Corporation with respect to the Acquired Fund will be deemed to be redemption requests for shares of the Acquiring Fund issued pursuant to this Plan. If any shares of the Acquired Fund are represented by a share certificate, the certificate must be surrendered to the Corporation's transfer agent for cancellation before the Acquiring Fund shares issuable to the shareholder pursuant to this Plan will be redeemed.

     6. The Closing Date for purposes of this Plan shall be the close of business on December 1, 2000, or at such other time as may be determined by the Board of Directors or an authorized officer of the Corporation.

C.   ACTIONS BY SHAREHOLDERS OF THE ACQUIRED FUND

     Prior to the Closing Date and as a condition thereto, the Board of Directors of the Corporation will call, and the Corporation will hold, a meeting of the shareholders of the Acquired Fund to consider and vote upon:

     1. Approval of this Plan and the implementing charter amendment reclassifying shares of the Acquired Fund into shares of the Acquiring Fund and the transactions contemplated hereby.

     2. Such other matters as may be determined by the Board of Directors of the Corporation.

D.   CONDITIONS OF THE REORGANIZATION

     Consummation of this Plan will be subject to:

     1. The approval of the matters referred to in Article C of this Plan by the shareholders of the Acquired Fund in the manner required by law and otherwise deemed necessary or advisable by the Board of Directors of the Corporation; and

     2.  The following additional conditions:

          (a) The Corporation will have received opinions of Willkie Farr & Gallagher based upon customary representations and assumptions and to the effect that:

               (i) the shares of the Acquiring Fund issued pursuant to this Plan will, when issued in accordance with the provisions hereof, be validly issued, fully paid and non-assessable; and

               (ii) for federal income tax purposes: (A) the acquisition of the assets and assumption of the liabilities of the Acquired Fund by the Acquiring Fund in return for shares of the Acquiring Fund followed by the distribution of such shares to the shareholders of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code (the "Code") and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (B) no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets and liabilities to the Acquiring Fund; (C) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (D) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of the shares of the Acquiring Fund in exchange for their shares of the Acquired Fund; (E) the tax basis of the shares of the Acquiring Fund received by the shareholders of the Acquired Fund will be the same as the tax basis of the shares of the Acquired Fund exchanged therefor; (F) the tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; (G) the holding period of the shares of the Acquiring Fund received by the shareholders of the Acquired Fund will include the holding period of the shares of the Acquired Fund exchanged therefor, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets; and (H) the holding period of the Acquiring Fund for the assets of the Acquired Fund transferred to it will include the period during which such assets were held by the Acquired Fund.

          (b) All necessary approvals, registrations and exemptions required under federal and state laws will have been obtained.

E.   MISCELLANEOUS

     1. This Plan and the transactions contemplated hereby will be governed and construed in accordance with the laws of the State of Maryland.

     2. This Plan and the transactions contemplated hereby may be abandoned at any time for any reason prior to the Closing Date upon the vote of a majority of the Board of Directors of the Corporation.

     3. At any time prior to or (to the fullest extent permitted by law) after approval of this Plan by the shareholders of the Acquired Fund, the Corporation may, upon authorization by the Board of Directors and with or without the approval of shareholders of the Acquired Fund, amend any of the provisions of this Plan.

     4. The expenses incurred in connection with the Reorganization will be borne by SSB Citi Fund Management, LLC, the Funds' investment manager.

     5. The Corporation, by consent of its Board of Directors, or an officer authorized by such Board of Directors, may waive any condition to the obligations of the Acquired Fund or the Acquiring Fund hereunder if, in its or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the shareholders of the Acquiring Fund.

                                    ANNEX I

                      SMITH BARNEY INVESTMENT FUNDS, INC.

                             ARTICLES OF AMENDMENT

     SMITH BARNEY INVESTMENT FUNDS INC., a Maryland corporation, having its principal office in the City of Baltimore, Maryland (the "Corporation"), certifies to the State Department of Assessments and Taxation that:

     FIRST: The Charter of the Corporation is amended by (i) reclassifying all of the shares of the Corporation's Smith Barney Hansberger Global Small Cap Value Fund ("Global Small Cap Value Fund") as shares of the Corporation's Smith Barney Hansberger Global Value Fund ("Global Value Fund"), and (ii) increasing the aggregate number of authorized shares of the Global Value Fund by 250,000,000 shares.

     SECOND: Upon effectiveness of these Articles of Amendment:

     (a) All of the assets and liabilities belonging to the Corporation's Global Small Cap Value Fund and attributable to its Class A, B, L and Y shares, respectively, shall be conveyed, transferred and delivered to the Corporation's Global Value Fund, and shall thereupon become and be assets and liabilities belonging to the Global Value Fund and attributable to its Class A, B, L and Y shares, respectively.

     (b) Each of the issued and outstanding shares (and fractions thereof) of the Corporation's Global Small Cap Value Fund and its Class A, B, L and Y shares, respectively, will automatically, and without the need of any further act or deed, be reclassified and changed to full and fractional issued and outstanding shares of the Corporation's Global Value Fund and of its Class A, B, L and Y shares, respectively, of equal aggregate net asset value, in such number of such Global Value Fund Class A, B, L and Y shares as shall be determined by multiplying one (1) times the number obtained by dividing the net asset value of a Class A, B, L or Y share, respectively, of the Global Small Cap Value Fund by the net asset value of a Class A, B, L or Y share, respectively, of the Global Value Fund, all determined as of the close of regular trading on the New York Stock Exchange on the effective date of these Articles of Amendment.

     (c) Each unissued Class A, B, L, Y or Z share (or fraction thereof), respectively, of the Corporation's Global Small Cap Value Fund will automatically, and without the need for any further act or deed, be reclassified and changed to such number of unissued Class A, B, L, Y or Z shares (or fractions thereof), respectively, of the Corporation's Global Value Fund as shall result, as of the effective time of these Articles of Amendment and as a result hereof, in the total number of unissued shares of the Corporation's Global Value Fund being increased by 250,000,000 shares less the number of issued and outstanding shares of the Corporation's Global Value Fund resulting from paragraph (b) of this Article SECOND.

     (d) Open accounts on the share records of the Corporation's Global Value Fund owned by each former holder of its Global Small Cap Value Fund shares shall be established representing the appropriate number of the Global Value Fund shares, of the appropriate class, deemed to be owned by each such stockholder as a result of the reclassification.

     THIRD: This amendment does not increase the authorized capital stock of the Corporation or the aggregate par value thereof. This amendment reclassifies and changes the 250,000,000 authorized shares of the Global Small Cap Value Fund to 250,000,000 additional authorized shares of the Global Value Fund but does not amend the description of any class of stock as set forth in the Charter. As a result of this amendment, the Corporation is authorized to issue up to 550,000,000 shares of each of the Class A Common Stock, Class B Common Stock, Class L Common Stock, Class Y Common Stock and Class Z Common Stock of the Global Value Fund less, at any time, the total number of shares of all such other classes of capital stock of the Global Value Fund then issued and outstanding. The shares of the Global Value Fund and of each class within such fund shall have all of the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such fund and such class as set forth in the Charter of the Corporation.

     FOURTH: Outstanding stock certificates representing issued and outstanding Class A, B, L or Y shares, respectively, of the Global Small Cap Value Fund of the Corporation immediately prior to these Articles of Amendment becoming effective shall, upon these Articles becoming effective, be deemed to represent the appropriate number of issued and outstanding shares of the same respective class of the Corporation's Global Value Fund, calculated as set forth in Article SECOND of these Articles.

     FIFTH: This amendment has been duly authorized and advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

     SIXTH: These Articles of Amendment shall be effective as of         , 2000.

IN WITNESS WHEREOF, SMITH BARNEY INVESTMENT FUNDS INC. has caused these Articles
of Amendment to be signed in its name and on its behalf by its       , and
witnessed by its [Assistant] Secretary, as of the      day of      , 2000.

WITNESS:                                 SMITH BARNEY INVESTMENT FUNDS INC.

By: _____________________________        By: _____________________________
Name:                                        Name:
[Assistant] Secretary                        Office:

THE UNDERSIGNED,            ,             of Smith Barney Investment Funds Inc.,
who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                     ____________________________
                     Name:
                     Office:

                                   EXHIBIT A

             THE PROSPECTUS AND ANNUAL REPORT OF THE ACQUIRING FUND
          DATED AUGUST 28, 2000 AND APRIL 30, 2000, RESPECTIVELY, ARE
                  INCORPORATED BY REFERENCE TO THE MOST RECENT
                     FILINGS THEREOF BY THE ACQUIRING FUND

                                     PART B

        INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

                SUBJECT TO COMPLETION, DATED SEPTEMBER 18, 2000

                      STATEMENT OF ADDITIONAL INFORMATION

                              388 Greenwich Street
                           New York, New York  10013
                                 (800) 451-2010

                       RELATING TO THE ACQUISITION BY THE
     SMITH BARNEY HANSBERGER GLOBAL VALUE FUND, INC. (THE "ACQUIRING FUND")
      A SERIES OF SMITH BARNEY INVESTMENT FUNDS INC. ("INVESTMENT FUNDS")

   OF THE ASSETS OF SMITH BARNEY HANSBERGER GLOBAL SMALL CAP VALUE FUND (THE
                                    "FUND"),
                ALSO A SERIES OF SMITH BARNEY INVESTMENT FUNDS.

                            Dated: October ___, 2000

          This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Fund, a series of Investment Funds, to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

     1. Statement of Additional Information for the Acquiring Fund and the Fund, dated August 28, 2000.

     2. Annual Reports of the Acquiring Fund and the Fund for the year ended April 30, 2000.

     This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated October __, 2000, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

     The Annual Reports of the Acquiring Fund and the Fund for the year ended April 30, 2000, including audited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. To obtain a copy of the Annual Reports without charge, please call 1-800-451-2010.

                        PRO FORMA FINANCIAL STATEMENTS

     Because the net asset value of the Fund is less than 10% of the Acquiring Fund's net asset value, pro forma financial statements are not required to be and have not been prepared for inclusion in the Statement of Additional Information filed in connection with the Reorganization.

           THE ANNUAL REPORT AND STATEMENT OF ADDITIONAL INFORMATION
        OF THE ACQUIRING FUND DATED APRIL 30, 2000 AND AUGUST 28, 2000,
                  RESPECTIVELY, ARE INCORPORATED BY REFERENCE
                     TO THE MOST RECENT FILINGS THEREOF BY
                       SMITH BARNEY INVESTMENT FUNDS INC.

         THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, ANNUAL
                      REPORT OF THE FUND DATED AUGUST 28,
                   2000 AND APRIL 30, 2000, RESPECTIVELY, ARE
              INCORPORATED BY REFERENCE TO THE MOST RECENT FILINGS
                 THEREOF BY SMITH BARNEY INVESTMENT FUNDS INC.

                                     PART C

                               OTHER INFORMATION


ITEM 15. INDEMNIFICATION -- The response to this item is incorporated by reference to Section 9 of the Agreement and Plan of Reorganization. Reference is also made to the Registrant's Articles of Restatement, dated September 17, 1993. Registrant is a named assured on a joint insured bond pursuant to Rule 17g-1 of the Investment Company Act of 1940. Other assureds include SSB Citi Fund Management LLC (Registrant's Adviser) and affiliated investment companies. The response to this item is further incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 filed on October 8, 1993 (File No. 33-50153).

ITEM 16.  EXHIBITS

    1(a) Registrant's Articles of Restatement dated September 17, 1993 to Registrant's Articles of Incorporation dated September 28, 1981, Articles of Amendment dated October 14, 1994, Articles Supplementary, Articles of Amendment dated October 14, 1994, Articles Supplementary, Articles of Amendments and Certificates of Correction dated November 7, 1994, are incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on November 7, 1994. ("Post-Effective Amendment No. 37") (Securities Act File No. 2-74288).

    1(b) Registrant's Articles of Amendment dated October 23, 1997 are incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A filed on October 23, 1997 ("Post-Effective Amendment No. 46"). (Securities Act File No. 2-74288)

    1(c) Registrant's Articles of Amendment dated February 27, 1998 are incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A dated April 29, 1998. (Securities Act File No. 2-74288)

    1(d) Registrant's Articles of Amendment dated June 1, 1998 are incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed on July 16, 1998 ("Post-Effective Amendment No. 49"). (Securities Act File No. 2-74288)

    2 Registrant's By-Laws, as amended on September 30, 1992 are incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on April 30, 1993. (Securities Act File No. 2-74288)

    3     Not applicable.

    4 Form of Plan of Reorganization is included in Part A to the Registration Statement on Form N-14.

    5 Registrant's form of stock certificate for Smith Barney Hansberger Global Value Fund ("Global Value Fund") and Smith Barney Hansberger Global Value Small Cap Fund ("Small Cap Fund") is incorporated by reference to Post-Effective Amendment No. 46.

    6(a) Investment Advisory Agreement dated July 30, 1993, between the Registrant on behalf of Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund and Smith Barney Special Equities Fund and Greenwich Street Advisors is incorporated by reference to the Registration Statement filed on Form N-14 on September 2, 1993, File No. 33-50153.

    6(b) Investment Advisory Agreements on behalf of Smith Barney Growth Opportunity Fund and Smith Barney Managed Growth Fund is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on June 27, 1995 ("Post-Effective Amendment No. 40"). (Securities Act File No. 2-74288)

    6(c) Investment Management Agreements on behalf of Global Value Fund and Global Small Cap Fund between Registrant and Smith Barney Mutual Funds Management Inc. is incorporated by reference to Post-Effective Amendment No. 46.

    6(d) Sub-Advisory Agreement on behalf of Global Value Fund and Global Small Cap Fund between MMC and Hansberger Global Investors Inc. is incorporated by reference to Post-Effective Amendment No. 46.

    6(e) Investment Management Agreements on behalf of Smith Barney Small Cap Growth Fund and Smith Barney Small Cap Value Fund between Registrant and Mutual Management Corp. is incorporated by reference to Post-Effective Amendment No. 49.

    7(a) Distribution Agreement dated July 30, 1993, between the Registrant and Smith Barney Shearson Inc. is incorporated by reference to the Registration Statement filed on Form N-14 on September 2, 1993, File 33-50153.

    7(b) Form of Distribution Agreement between the Registrant and PFS Distributors on behalf of Smith Barney Investment Funds Inc. is incorporated by reference to Post-Effective Amendment No. 40.

    7(c) Form of Distribution Agreement between the Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 49.

    7(d) Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed on February 26, 1999. (Securities Act File No. 2-74288)

    7(e) Form of Distribution Agreement between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A filed on August 25, 2000.

    8     Not applicable.

    9(a) Custodian Agreement with PNC Bank, National Association is incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A filed on April 29, 1997. (Securities Act File No. 2-74288)

    9(b) Custodian Agreement with Chase Manhattan Bank is incorporated by reference to Post-Effective Amendment No. 46.

    10(a) Amended Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Special Equities Fund and Smith Barney European Fund and Smith Barney, Inc. ("Smith Barney") are incorporated by reference to Post-Effective Amendment No. 37.

    10(b) Form of Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Growth Opportunity Fund and Smith Barney Managed Growth Fund is incorporated by reference to Post-Effective Amendment No. 40.

    10(c) Form of Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of the Global Value Fund and Small Cap Fund is incorporated by reference to Post-Effective Amendment No. 46.

    10(d) Form of Amended and Restated Shareholder Services and Distribution
          Plan pursuant to Rule 12b-1 between the Registrant on behalf of each of its series is incorporated by reference to Post-Effective Amendment No. 49.

    10(e) Form of Plan pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No. 50.

    11 Opinion and consent of Counsel as to the legality of the securities being registered is filed herewith.

    12 Form of Opinion of Counsel supporting tax matters and consequences to shareholders discussed in the prospectus is filed herewith.

    13(a) Transfer Agency and Registrar Agreement dated August 5, 1993 with
          First Data Investor Services Group, Inc. (formerly The Shareholder Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A as filed on December 22, 1993. (Securities Act File No. 2-74288)

    13(b) Sub-Transfer Agency Agreement between the Registrant and PFS
          Shareholders Services on behalf of Smith Barney Investment Funds Inc. is incorporated by reference to Post-Effective Amendment No. 40.

    14    Auditors' Consent is filed herewith.

    15    Not applicable.

    16 Powers of Attorney are incorporated by reference to Registrant's registration statement filed on Form N-1A.

    17(a) Form of proxy card is filed herewith.

    17(b) Annual Report of Registrant, dated April 30, 2000, is incorporated herein by reference.

    17(c) Prospectus and statement of additional information of Registrant, dated August 28, 2000, are incorporated herein by reference.

    17(d) Revised Code of Ethics is incorporated by reference to Post-Effective
          Amendment No. 71 to the Registration Statement on Form N-1A filed April 26, 2000. (Securities Act File No. 2-74288)

ITEM 17.  UNDERTAKINGS

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of a n amendment to the registration statements and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of New York and State of New York on the 18th day of September, 2000.

                                     SMITH BARNEY INVESTMENT FUNDS, INC.



                                     BY  /s/Heath B. McLendon
                                         -----------------------------
                                     Heath B. McLendon, Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signatures                                  Title                              Date
/s/Heath B. McLendon                        Director, Chairman,          September 18, 2000
------------------------------------------  President and Chief
Heath B. McLendon                           Executive Officer
/s/Paul R. Ades*                            Director                     September 18, 2000
------------------------------------------
Paul R. Ades
/s/Herbert Barg*                            Director                     September 18, 2000
------------------------------------------
Herbert Barg
/s/Dwight B. Crane*                         Director                     September 18, 2000
------------------------------------------
Dwight B. Crane
/s/Frank Hubbard*                           Director                     September 18, 2000
------------------------------------------
Frank Hubbard
/s/Jerome Miller**                          Director                     September 18, 2000
------------------------------------------
Jerome Miller
/s/Ken Miller*                              Director                     September 18, 2000
------------------------------------------
Ken Miller
/s/Lewis E. Daidone                         Treasurer and Principal      September 18, 2000
------------------------------------------  Financial Officer
Lewis E. Daidone
          /s/Heath B. McLendon                                           September 18, 2000
------------------------------------------
          Heath B. McLendon
          Pursuant to Power of Attorney
          Previously filed

* Signed by Heath B. McLendon, their duly authorized attorney-in-fact, pursuant to power of attorney dated November 3, 1994.
** Signed by Heath B. McLendon, their duly authorized attorney-in-fact, pursuant to power of attorney dated April 15, 1998.

EXHIBITS
(11) Opinion and consent of Counsel as to the legality of the securities being registered
(12) Form of Opinion of Counsel supporting tax matters and consequences to shareholders discussed in the prospectus
(14)   Auditor's Consent
(17)   Proxy Card